Execution Version

THIRD AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated February 21, 2014, is made and entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation; IES COMMERCIAL & INDUSTRIAL, LLC, a Delaware limited liability company; IES COMMERCIAL, INC., a Delaware corporation; IES MANAGEMENT LP, a Texas limited partnership; IES MANAGEMENT ROO, LP, a Texas limited partnership; IES PURCHASING & MATERIALS, INC., a Delaware corporation; IES RESIDENTIAL, INC., a Delaware corporation; INTEGRATED ELECTRICAL FINANCE, INC., a Delaware corporation; IES SUBSIDIARY HOLDINGS, INC., a Delaware corporation; MAGNETECH INDUSTRIAL SERVICES, INC., an Indiana corporation; HK ENGINE COMPONENTS, LLC, an Indiana limited liability company; IES RENEWABLE ENERGY, LLC, a Delaware limited liability company (each, individually a “Borrower”, and collectively, the “Borrowers”), IES CONSOLIDATION, LLC, a Delaware limited liability company; IES PROPERTIES, INC., a Delaware corporation; IES SHARED SERVICES, INC., a Delaware corporation; IES TANGIBLE PROPERTIES, INC., a Delaware corporation; KEY ELECTRICAL SUPPLY, INC., a Texas corporation; IES OPERATIONS GROUP, INC., a Delaware corporation and ICS HOLDINGS LLC, an Arizona limited liability company (each, individually a “Guarantor”, and collectively, the “Guarantors”).

RECITALS

A.       WHEREAS, Borrowers and Lender have entered into that certain Credit and Security Agreement dated as of August 9, 2012, as amended by (i) that certain Joinder and First Amendment to Credit and Security Agreement dated as of February 12, 2013, (ii) that certain Joinder Agreement dated as of March 15, 2013 and (iii) that certain Joinder and Second Amendment to Credit and Security Agreement dated as of September 13, 2013 (as the same may be further amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.        WHEREAS, Borrowers have requested that Lender amend certain provisions in the Credit Agreement.

C.        WHEREAS, Lender has agreed to amend the provisions to the Credit Agreement requested by Borrowers on the terms and conditions as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I.

AMENDMENT

Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended and supplemented as follows:

1.01    Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by restated in its entirety as follows:

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CREDIT AND SECURITY AGREEMENT

“2.2 Term Loan. Lender made an advance to Borrowers on the First Amendment Closing Date in the principal amount of $5,000,000 (the “Original Term Loan”). As of the Second Amendment Closing Date, the outstanding principal balance of the Original Term Loan is $3,541,666.69 (which is unconditionally owed as of the Second Amendment Closing Date by Borrowers to Lender, without offset, defense, or counterclaim of any kind, nature, or description whatsoever). Subject to the terms and conditions of this Agreement, Lender will make an additional term loan to Borrower in the principal amount of $13,708,333.34 (the “Additional Term Loan ”). The Additional Term Loan shall be advanced on the Second Amendment Closing Date. The Additional Term Loan and the Original Term Loan shall be deemed a single term which shall be in an aggregate principal amount equal to the Term Loan Amount (the “Term Loan”). The principal of the Term Loan shall be repaid on the first day of each calendar month beginning on the first calendar month after the Second Amendment Closing Date, in monthly principal installments equal to $291,666.66, provided the entire outstanding unpaid principal balance (and all accrued and unpaid interest on the Term Loan) shall be due and payable on the earlier of (i) August 9, 2017 (the “ Term Loan Maturity Date”) or (ii) the Termination Date. Any principal amount of the Term Loan that is repaid or prepaid may not be reborrowed.”

1.02    Amendment to Section 2.9. Section 2.9 of the Credit Agreement is hereby amended by deleting the date “August 9, 2016” and inserting “August 9, 2017” in lieu thereof.

1.03    Amendment to Schedule 1.1. Schedule 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms:

“ʻFCCR Testing Period’ means, (a) through June 30, 2014, any month during which Borrowers’ Liquidity was at any time less than $ 15,000,000 or Excess Availability was at any time less than $4,000,000 and (b) thereafter, any month during which Borrowers’ Liquidity was at any time less than $20,000,000 or Excess Availability was at any time less than $5,000,000.”

“‘Interest Rate Margin’ means,

(a) with respect to the Term Loan, as of any date of determination (with respect to any portion of the outstanding Term Loan on such date), the applicable margin set forth in the following table that corresponds to the most recent Liquidity and Fixed Charge Coverage Ratio calculations delivered to Lender pursuant to Section 6.1 and accepted by Lender in its Permitted Discretion; provided, however, that (i) the Interest Rate Margin shall be the margin set forth below as “Level I” for the period from February 1, 2014 through June 30, 2014 and (ii) upon the occurrence and during the continuation of an Event of Default, shall be the margin set forth below as “Level I” until the next Interest Rate Margin Redetermination Date (as defined below).

Level	Liquidity/Excess	Availability/Fixed	Charge	Interest
	Coverage Ratio			Rate
				Margin

I	If Liquidity is less than or equal to $20,000,000 at any time during such period OR Excess Availability is less than or equal to $7,500,000 at any time during such period OR Fixed Charge Coverage Ratio is less than 1.0 to 1.0			4.00
				percentage
				points

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II	If Liquidity is greater than $20,000,000 at all times	3.50
	during such period and less than or equal to	percentage
	$30,000,000 at any time during such period AND	points
	Excess Availability is greater than $7,500,000 at all
	times during such period AND Fixed Charge Coverage
	Ratio is 1.0 to 1.0 or greater
III	If Liquidity is greater than $30,000,000 at all times	3.00
	during such period AND Excess Availability is greater	percentage
	than $7,500,000 at all times during such period AND	points
	Fixed Charge Coverage Ratio is 1.0 to 1.0 or greater

and

(b) Otherwise, as of any date of determination (with respect to any portion of the outstanding Advances on such date), the applicable margin set forth in the following table that corresponds to the most recent Liquidity and Fixed Charge Coverage Ratio calculations delivered to Lender pursuant to Section 6 .1 and accepted by Lender in its Permitted Discretion; provided, however, that (i) the Interest Rate Margin shall be the margin set forth below as “Level I” for the period from February 1, 2014 through June 30, 2014 and (ii) upon the occurrence and during the continuation of an Event of Default, shall be the margin set forth below as “Level I” until the next Interest Rate Margin Redetermination Date (as defined below).

Level	Liquidity/Excess	Availability/Fixed	Charge	Interest
	Coverage Ratio			Rate
Margin

I	If Liquidity is less than or equal to $20,000,000 at any			3.00
	time during such period OR Excess Availability is less			percentage
	than or equal to $7,500,000 at any time during such			points
period OR Fixed Charge Coverage Ratio is less than 1.0 to 1.0
II	If Liquidity is greater than $20,000,000 at all times			2.50
	during such period and less than or equal to $30,000,000			percentage
	at any time during such period AND Excess Availability			points
is greater than $7,500,000 at all times during such
period AND Fixed Charge Coverage Ratio is 1.0 to 1.0 or greater
III	If Liquidity is greater than $30,000,000 at all times			2.00
	during such period AND Excess Availability is greater			percentage
	than $7,500,000 at all times during such period AND			points
Fixed Charge Coverage Ratio is 1.0 to 1.0 or greater

Except as set forth in the foregoing proviso, the Interest Rate Margin shall be re-determined quarterly on the first Business Day of each calendar quarter (such date being the “Interest Rate Margin Redetermination Date”) based upon the Liquidity and Fixed Charge Coverage Ratio for the immediately preceding calendar quarter. In the event that the information contained in any certificate delivered pursuant to Section 6.1 of the Agreement is shown to be inaccurate, and such inaccuracy, if

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corrected, would have led to the application of a higher Interest Rate Margin for any period than the Interest Rate Margin actually applied for such interest rate period, then (i) Borrowers shall immediately deliver to Lender a correct certificate for such period, (ii) the Interest Rate Margin shall be determined as if the correct Interest Rate Margin (as set forth in the table above) were applicable for such period, and (iii) Borrowers shall immediately deliver to Lender full payment in respect of the accrued additional interest as a result of such increased Interest Rate Margin for such interest rate period, which payment shall be promptly applied by Lender to the affected Obligations. In the event that the information contained in any certificate delivered pursuant to Section 6.1 of the Agreement reflects that an Event of Default existed as of the Interest Rate Margin Redetermination Date,

(i) the Interest Rate Margin shall be determined as if the Interest Rate Margin set forth above as “Level I” were applicable as the first date of the existence of such Event of Default and (ii) Borrowers shall immediately deliver to Lender full payment in respect of the accrued additional interest as a result of such increased Interest Rate Margin for such interest rate period, which payment shall be promptly applied by Lender to the affected Obligations. In the event the Borrowers fail to timely deliver any certificate, report or other documentation necessary for determination of the Interest Rate Margin, the Interest Rate Margin shall be the margin set forth above as “Level I” from the date of such failure until the next Interest Rate Margin Redetermination Date.”

1.04    Amendment to Schedule 2.12. Schedule 2.12 of the Credit Agreement is hereby amended by amending and restating subsection (c) (“Termination and Reduction Fees”) thereto in its entirety to read as follows:

“‘(c) Termination, Reduction and Prepayment Fees.          If  (i)  Lender terminates the Revolving Credit Facility after the occurrence of an Event of Default, (ii) Borrowers terminate the Revolving Credit Facility on a date prior to the Maturity Date, (iii) Borrowers reduce the Maximum Revolver Amount or if Borrowers and Lender agree to reduce the Maximum Revolver Amount, or (iv) Borrowers prepay all or any portion of the Term Loan, then Borrowers shall pay Lender as liquidated damages (and not as a penalty) a termination, reduction, or prepayment fee in an amount equal to a percentage of the Maximum Credit in the case of a termination of the Revolving Credit Facility, a percentage of the amount of reduction of the Maximum Revolver Amount in the case of a reduction in the Maximum Revolver Amount or a percentage of the amount of prepayment of the Term Loan (as the case may be) calculated as follows: (A) two percent (2.00%) if the termination, reduction, or prepayment occurs on or before February 28, 2015 and (B) one percent (1.00%) if the termination, reduction, or prepayment occurs after February 28, 2015; provided, however, for the avoidance of doubt, no prepayment fee shall be due in connection with the payment of the final installment of the Term Loan on the Term Loan Maturity Date. If, with the consent of Lender (which consent may be withheld by Lender in its sole discretion), the Credit Facility is transferred to another Subsidiary or operating division of Lender within eighteen (18) months after the Closing Date, such transfer shall not be deemed a termination, reduction or prepayment resulting in the payment of termination reduction or prepayment fees provided that Borrowers agree, at the time of transfer, to the payment of comparable fees in an amount not less than that set forth in this Agreement in the event that any credit facilities extended after such transfer are thereafter terminated early, reduced or prepaid.”

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1.05     Amendment to Exhibit E. Exhibit E to the Credit Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

ARTICLE II

NO WAIVER

2.01     No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Loan Party and Lender, and the failure of Lender at any time or times hereafter to require strict performance by the Loan Parties of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Loan Party and Lender.

ARTICLE III

CONDITIONS PRECEDENT

3.01     Conditions to Effectiveness . This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to Lender, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Effective Date”):

(a) Lender shall have received the following documents or items, each in form and substance satisfactory to Lender and its legal counsel:

(i)        This Amendment, duly executed by each Borrower;

(ii)        Lender shall have received a certificate from the Secretary of each Loan

Party (i) attesting to the incumbency and signatures of such specific officers of such Loan Party, (ii) representing and warranting that such Loan Party’s Governing Documents have not been amended or otherwise modified since September 12, 2013 (or attaching and attesting to any such amendments or modifications thereto as true, correct and complete as of the date thereof) and (iii) attesting to a certificate of status with respect to each Loan Party, dated within 10 days of the date hereof, such certificate to be issued by the appropriate officer of the jurisdiction of organization of each Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;

(iii)       a $50,000 amendment fee, paid in immediately available funds, which shall be deemed fully earned and non-refundable upon such receipt;

(iv)      Lender shall have received all other documents Lender may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby and Borrowers shall have paid Lender, or made arrangements satisfactory to Lender to pay, all Lender Expenses incurred prior to or in connection with the preparation of this Amendment.

(b)        After giving effect to this Amendment, the representations and warranties made by each Loan Party contained herein and in the Credit Agreement, as amended hereby, and the other Loan Documents, shall be true and correct in all material respects as of the date hereof, as if those representations and warranties were made for the first time on such date.

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(c)       After giving effect to this Amendment, each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents.

(d)      After giving effect to this Amendment, no Default or Event of Default shall exist under any of the Loan Documents (as amended hereby), and no Default or Event of Default will result under any of the Loan Documents from the execution, delivery or performance of this Amendment.

(e)      All corporate and other proceedings, and all documents instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Lender and its counsel.

(f)       Lender shall have received final credit approval for the Credit Facility and the transactions described in this Amendment.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

4.01    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties hereby agree that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Loan Parties and Lender agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02    Representations and Warranties. Each Loan Party hereby represents and warrants, jointly and severally, to Lender as of the date hereof as follows: (A) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its Governing Documents or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the other Loan Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which (i) will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect or (ii) the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (D) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Credit Agreement and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (G) each Loan Party is in compliance with all applicable covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (H) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

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ARTICLE V

MISCELLANEOUS PROVISIONS

5.01    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

5.02   Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.03    Expenses of Lender. The Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with any and all amendments, modifications, and supplements to the other Loan Documents, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender’s legal counsel.

5.04    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and each Loan Party and their respective successors and assigns, except that no Loan Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Lender.

5.06    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07    Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.08    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09   Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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5.10     Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND LENDER.

5.11     Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO THE BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO THE BORROWERS UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

5.12     Consent of Guarantor. The undersigned Guarantors hereby (a) consent to the transactions contemplated by this Amendment; and (b) agree that the Credit Agreement and the other Loan Documents (as amended, restated, supplemented or otherwise modified from time to time) are and shall remain in full force and effect. Although each undersigned Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender has no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Each of the undersigned acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under such documents, that the undersigned’s consent is not required to the effectiveness of the Credit Agreement and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Collateral, the Advances, the Term Loan, the Credit Agreement or any of the other Loan Documents.

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CREDIT AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

INTEGRATED ELECTRICAL SERVICES,
INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Senior Vice President

IES COMMERCIAL & INDUSTRIAL, LLC

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES COMMERCIAL, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Vice President

IES PURCHASING & MATERIALS, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES RESIDENTIAL, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Vice President

INTEGRATED ELECTRICAL FINANCE,
INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES MANAGEMENT LP

By: INTEGRATED ELECTRICAL FINANCE, INC., its General Partner

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES MANAGEMENT ROO, LP

By: IES OPERATIONS GROUP, INC., its General Partner

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES RENEWABLE ENERGY, LLC

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Vice President

IES SUBSIDIARY HOLDINGS, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Chief Financial Officer

HK ENGINE COMPONENTS, LLC

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Vice President

MAGNETECH INDUSTRIAL SERVICES, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Vice President

GUARANTORS:

IES CONSOLIDATION, LLC

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES SHARED SERVICES, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES PROPERTIES, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

KEY ELECTRICAL SUPPLY, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: Vice President

IES TANGIBLE PROPERTIES, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IES OPERATIONS GROUP, INC.

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

ICS HOLDINGS LLC

By: /s/ Robert W. Lewey
Name: Robert W. Lewey
Title: President

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By: : /s/ Howard I. Handman
Name: Howard I. Handman
Title: Authorized Signatory